Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000
(800) 352-0001

FINANCIAL GUARANTY INSURANCE POLICY

Form 9140
Issuer:  Home Loan Trust 2007-HI1                                                           Policy Number:   07030014
                                                                                             Control Number:  0010001

Insured Obligations:
$254,956,000 in aggregate principal amount of Home Loan-Backed Notes,
Series 2007-HI1, Class A-1, Class A-2, Class A-3 and Class A-4
(collectively, the "Class A Notes")

Indenture Trustee:  LaSalle Bank National Association

Financial Guaranty Insurance Company ("Financial Guaranty"), a New York stock insurance company, in consideration of the right of Financial Guaranty to receive monthly premiums as provided in the Insurance Agreement (as defined below) and subject to the terms of this Financial Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably agrees to pay each Insured Payment (as defined below) to the Indenture Trustee named above or its successor, as indenture trustee for the Holders of the Class A Notes, to the extent set forth in the Indenture (as defined below).  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the Indenture as in effect and executed on the date hereof, without giving effect to any subsequent amendment or modification to Appendix A to the Indenture unless such amendment or modification has been approved in writing by Financial Guaranty.

The following terms used herein shall have the meanings assigned to them below:

"Deficiency Amount" shall mean for any Payment Date and any class of the Class A Notes, an amount, if any, equal to the sum of (i) the excess, if any, of (A) (1) the aggregate amount of Accrued Note Interest on such Payment
Date less (2) an amount equal to any Prepayment Interest Shortfalls and Relief Act Shortfalls on the Home Loans
during the related Collection Period,  over (B) the amount available for interest distributions on the Class A
Notes on such Payment Date pursuant to the Indenture, (ii) any Liquidation Loss Amount with respect to the Home
Loans for such Payment Date, to the extent not distributed as part of the Liquidation Loss Payment Amount for the
Class A Notes or  covered by a reduction of the Outstanding Reserve Amount on such Payment Date and (iii) the
Guaranteed Payment Amount, if applicable.

"Final Maturity Date" shall mean for each class of the Class A Notes,  the payment date in March 2037.

"Guaranteed Payment Amount" shall mean with respect to each class of Class A Notes, the aggregate outstanding
Note Balance of such Class of Class A Notes on the Final Maturity Date, after giving effect to all other distributions of principal on such Class A Notes on such Payment Date from all sources other than this Policy.

"Insured Payment" shall mean (a) with respect to any Payment Date for the Class A Notes (i) any Deficiency
Amount; and (ii) any Preference Amount (as defined in this Policy), and (b) with respect to any other date, any
Preference Amount.

Financial Guaranty will pay a Deficiency Amount with respect to the Class A Notes by 12:00 noon (New York City time) in immediately available funds to the Indenture Trustee on the later of (i) the second Business Day following receipt in New York, New York on a Business Day by Financial Guaranty of a Notice from the Indenture
Trustee that a Deficiency Amount is due in respect of the Class A Notes and (ii) the Payment Date on which the related Deficiency Amount is payable to the Holders of the Class A Notes pursuant to the Indenture, for payment to the Holders of the Class A Notes in the same manner as other payments with respect to the Class A Notes are required to be made.  Any Notice received by Financial Guaranty (i) after 12:00 noon (New York City time) on a given Business Day or (ii) on any day that is not a Business Day shall be deemed to have been received by
Financial Guaranty on the next succeeding Business Day.  In addition, if any Notice received by Financial
Guaranty is not in proper form or is otherwise insufficient for the purpose of making a claim under this Policy, it will be deemed not to have been received by Financial Guaranty, and Financial Guaranty will promptly so advise the Indenture Trustee, and the Indenture Trustee may submit an amended Notice.

If any portion or all of any amount that is insured hereunder that was previously paid to a Holder of Class A
Notes is recoverable and sought to be recovered from such Holder as a voidable preference by a trustee in bankruptcy pursuant to the U.S. Bankruptcy Code, pursuant to a final non-appealable order of a court exercising proper jurisdiction in an insolvency proceeding (a "Final Order") (such recovered amount, a "Preference Amount"),
Financial Guaranty will pay on the guarantee described in the first paragraph hereof, an amount equal to each such Preference Amount by 12:00 noon (New York City time) on the second Business Day following receipt by
Financial Guaranty on a Business Day of (w) a certified copy of the Final Order, (x) an opinion of counsel satisfactory to Financial Guaranty that such order is final and not subject to appeal, (y) an assignment, in form reasonably satisfactory to Financial Guaranty, irrevocably assigning to Financial Guaranty all rights and claims of the Indenture Trustee and/or such Holder of the Class A Notes relating to or arising under such Preference
Amount and constituting an appropriate instrument, in form reasonably satisfactory to Financial Guaranty, appointing Financial Guaranty as the agent of the Indenture Trustee and/or such Holder in respect of such
Preference Amount, including, without limitation, in any legal proceeding relating to the Preference Amount, and
(z) a Notice appropriately completed and executed by the Indenture Trustee or such Holder, as the case may be.
Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Indenture Trustee or Holder of the Class A Notes directly (unless the Holder has previously paid such amount to such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in such Final Order in which case payment shall be made to the Indenture Trustee for payment to the Holder upon delivery of proof of such payment reasonably satisfactory to Financial Guaranty).  Notwithstanding the foregoing, in no event shall Financial Guaranty be (i) required to make any payment under this Policy in respect of any
Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by Financial
Guaranty hereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal balance of any Class A Notes, prior to the time Financial Guaranty otherwise would have been required to make a payment in respect of such principal, in which case Financial
Guaranty shall pay the balance of the Preference Amount when such amount otherwise would have been required to be paid under this Policy.

Any of the documents required under clauses (w) through (z) of the preceding paragraph that are received by
Financial Guaranty after 12:00 noon (New York City time) on a given Business Day or on any day that is not a
Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day.  If a Notice or other document required under clauses (w) through (z) of the preceding paragraph received by
Financial Guaranty is not in proper form or is otherwise insufficient for the purpose of making a claim under this Policy, such Notice or documents will be deemed not to have been received by Financial Guaranty, and
Financial Guaranty will promptly so advise the Indenture Trustee, and the Indenture Trustee may submit an amended
Notice or other related documents.  All payments made by Financial Guaranty hereunder in respect of Preference
Amounts will be made with Financial Guaranty's own funds.

Upon payment of any Insured Payment, Financial Guaranty shall be fully subrogated to the rights of the Holders of the Class A Notes to receive the amount so paid.  Financial Guaranty's obligations with respect to the Class A
Notes hereunder with respect to each Payment Date shall be discharged to the extent funds consisting of the related Deficiency Amount are received by the Indenture Trustee on behalf of the Holders of the Class A Notes for payment to such Holders, as provided in the Indenture and herein, whether or not such funds are properly applied by the Indenture Trustee.

This Policy is non-cancelable for any reason, including nonpayment of any premium.  The premium on this Policy is not refundable for any reason, including the payment of any Class A Notes prior to their respective maturities.
This Policy shall expire and terminate without any action on the part of Financial Guaranty or any other Person on the date that is the later of (i) the date that is one year and one day following the date on which the Class
A Notes shall have been paid in full and (ii) if any insolvency proceeding referenced in the third preceding paragraph with respect to which the Depositor is the debtor has been commenced on or prior to the date specified in clause (i) above, the 30th day after the entry of a final, non-appealable order in resolution or settlement of such proceeding.

This Policy will not cover any Relief Act Shortfalls or Prepayment Interest Shortfalls allocated to the Class A
Notes, nor will it cover any shortfalls attributable to the liability of the Trust, any Holder, any REMIC or the
Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any liability for withholding taxes), nor does this Policy guarantee to the holders of the Class A Notes any particular rate of principal payment.  This Policy also does not cover the failure of the Indenture Trustee to make any payment required under the Indenture to any Holder of Class A Notes.

To the fullest extent permitted by applicable law, Financial Guaranty hereby waives, solely for the benefit of
Holders of the Class A Notes, all defenses of any kind (including, without limitation, the defense of fraud in inducement or fact, any defense based on any duty claimed to arise from the doctrine of "utmost good faith" or any similar or related doctrine or any other circumstances that would have the effect of discharging a surety, guarantor or any other person in law or in equity) that Financial Guaranty otherwise might have asserted as a defense to its obligation to pay in full any amounts that have become due and payable in accordance with the terms and conditions of this Policy.  Nothing in this paragraph, however, shall be deemed to constitute a waiver of any rights, remedies, claims or counterclaims that Financial Guaranty may have with respect to the Issuer or
Residential Funding Company, LLC, or any of their affiliates, whether acquired by subrogation, assignment or otherwise.

A monthly Premium shall be due and payable in arrears as provided in the Indenture and the Insurance Agreement.

This Policy is subject to and shall be governed by the laws of the State of New York.  The proper venue for any action or proceeding on this Policy shall be the County of New York, State of New York.

THE INSURANCE PROVIDED BY THIS POLICY IS NOT COVERED BY THE NEW YORK PROPERTY/CASUALTY INSURANCE SECURITY FUND
(NEW YORK INSURANCE CODE, ARTICLE 76).

"Notice" means a written notice in the form of Exhibit A to this Policy by registered or certified mail or telephonic or telegraphic notice, subsequently confirmed by written notice delivered via telecopy, telex or hand delivery from the Indenture Trustee to Financial Guaranty specifying the information set forth therein.  "Holder"
means, as to a particular Class A Note, the person, other than the Issuer, the Master Servicer, any subservicer retained by the Master Servicer or the Depositor who, on the applicable Payment Date, is entitled under the terms
of such Class A Note to a payment thereon.   "Indenture" means the Indenture relating to the Class A Notes by and between Home Loan Trust 2007-HI1, as Issuer, and LaSalle Bank National Association as Indenture Trustee, dated as of March 30, 2007.  "Insurance Agreement" means the Insurance and Indemnity Agreement, among Financial Guaranty,
Residential Funding Mortgage Securities II, Inc., Residential Funding Company, LLC, Home Loan Trust 2007-HI1 and
the Indenture Trustee, dated as of March 30, 2007.  "Servicing Agreement" means the Servicing Agreement relating to the Class A Notes by and among Residential Funding Company, LLC, as Master Servicer, Home Loan Trust 2007-HI1,
as Issuer, and the Indenture Trustee, dated as of March 30, 2007.

In the event that payments under any Class A Note are accelerated, nothing herein contained shall obligate
Financial Guaranty to make any payment of principal or interest on such Class A Note on an accelerated basis, unless such acceleration of payment by Financial Guaranty is at the sole option of Financial Guaranty; it being understood that a payment shortfall in respect of the redemption of any Class A Note by reason of the optional termination of the Trust Estate pursuant to Section 8.08 of the Servicing Agreement does not constitute acceleration for the purposes hereof.

IN WITNESS WHEREOF, Financial Guaranty has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officer in facsimile to become effective and binding upon Financial Guaranty by virtue of the countersignature of its duly authorized representative.

/s/ Howard Pfeffer                                                                   /s/ Jeff Kert

President                                                              Authorized Representative

Effective Date:  March 30, 2007

                                                     EXHIBIT A

                                        NOTICE OF NONPAYMENT AND DEMAND FOR
                                                  INSURED PAYMENT

To:               Financial Guaranty Insurance Company
                  125 Park Avenue
                  New York, New York 10017
                  (212) 312-3000
                  Attention:        Structured Finance Surveillance - RFMSII 2007-HI1

                  Telephone: (212) 312-3000
                  Telecopier:  (212) 312-3220

Re:
                 $254,956,000 in aggregate principal amount of Home Loan-Backed Notes,
                 Series 2007-HI1, Class A-1, Class A-2, Class A-3 and Class A-4
                 (collectively, the "Class A Notes")

                  Policy No:  07030014 (the "Policy")

Payment Date/Final Maturity Date:   ________________

We refer to that certain Indenture, dated as of March 30, 2007, by and between Home Loan Trust 2007-HI1, as
Issuer, and LaSalle Bank National Association, as Indenture Trustee (the "Indenture"), relating to the above referenced Class A Notes.  All capitalized terms not otherwise defined herein or in the Policy shall have the same respective meanings assigned to such terms in Appendix A to the Indenture.

(a)      The Indenture Trustee has determined under the Indenture that in respect of the Payment Date:

         (1)      The Deficiency Amount on the Class A Notes in respect of the Payment Date that is due to be received on the Payment Date specified above under the Indenture, is equal to $_____________, consisting of

                  (A)      $ ___________ in respect of interest on the Class A Notes, which is calculated as the amount by which:

                           (i)      $____________, constituting the aggregate amount of Accrued Note Interest on the Payment Date less an amount equal to any Prepayment Interest Shortfalls and Relief Act Shortfalls on the Home Loans during the related Collection
                                    Period; exceeds

                           (ii)     $___________, representing the amount on deposit in the Payment Account available for interest payments to the Class A Notes on the Payment Date; plus

                  (B)      $_____________ in respect of principal of the Class A Notes, which is calculated as the amount by which:

                           (i)      the principal portion of Liquidation Loss Amounts with respect to the Home
                                    Loans for the Payment Date, which total $_________, exceed

                           (ii)     the sum of

                                    (x)     $___________, representing the Liquidation Loss Payment Amount for the Home Loans for the Payment Date; and

                                    (y)     $____________, representing the reduction in the Outstanding Reserve
                                            Amount for the Payment Date.

         (2)      [The Guaranteed Payment Amount with respect to the Class A Notes is $____________.]

[In addition, attached hereto is a copy of the Final Order in connection with a Preference Amount in the amount set forth therein, together with an assignment of rights and appointment of agent and an opinion of counsel that such order is final and not subject to appeal.  The amount of the Preference Amount is $______________.]

         Please be advised that, accordingly, an Insured Payment exists for the Payment Date identified above for the Class A Notes and, pursuant to the Indenture, this statement constitutes a notice for payment of an Insured
Payment by the Insurer in the amount of $__________.  This Insured Payment is payable by the Insurer under the
Policy.

(b)      No payment claimed hereunder is in excess of the amount payable under the Policy.

         The amount requested in this Notice should be paid to:  [Payment Instructions]

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed Five Thousand Dollars ($5,000.00) and the stated value of the claim for each such violation.

         IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this Notice of Nonpayment and
Demand for Payment of Insured Payment this _____ day of ______________________.

                                            ________________________________________,
                                            as Indenture Trustee

                                            By:      ___________________________________

                                            Title:   ___________________________________